UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report: December 6, 2022
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way
Torrance	California	90501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VIRC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

TABLE OF CONTENTS

Item 2.02 - Results of Operations and Financial Condition
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 - Financial Statements and Exhibits
SIGNATURES

Item 2.02     Results of Operations and Financial Condition.

On December 12, 2022, Virco Mfg. Corporation (“Virco”) issued a press release reporting its financial results for the third quarter ended October 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and the exhibit attached hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of the Company (the “Board”) is deeply saddened to report the loss of Donald R. Rudkin, who passed away on December 3, 2022 after a brief illness. Don was a valued member of the Board, and we will greatly miss his leadership and trusted counsel. The Board of Directors would like to express their deepest condolences to Don’s family and friends during this difficult time.

Mr. Rudkin served as the Chair of the Audit Committee of the Board and as an audit committee financial expert. Robert Lind, a current director and member of the Audit Committee, has been appointed as the new Chair of the Audit Committee.

In connection with the passing of Mr. Rudkin, on December 6, 2022 the Board approved a reduction in the authorized number of directors on the Board from eight to seven persons pursuant to an amendment to Section 2.01 of the Company’s Third Amended and Restated Bylaws, and elimination of Mr. Rudkin’s Class III Board seat.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 5.02 above with respect to the Company’s Bylaws is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
(d) Exhibit 99.1	Press Release dated December 12, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: December 12, 2022	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors